Financial expense, net	12 Months Ended
Dec. 31, 2020
Financial expense, net [Abstract]
Financial expenses, net
Note 21.- Financial expense, net

The following table sets forth financial income and expenses for the years ended December 31, 2020, 2019 and 2018:

	For the year ended December 31,
Financial income	2020	2019	2018
Interest income from loans and credits	6,651	3,665	36,296
Interest rates benefits derivatives: cash flow hedges	401	456	148
Total	7,052	4,121	36,444

	For the year ended December 31,
Financial expenses	2020	2019	2018
Expenses due to interest:
- Loans from credit entities	(246,676)	(259,416)	(256,736)
- Other debts	(69,561)	(89,256)	(100,057)
Interest rates losses derivatives: cash flow hedges	(62,149)	(59,318)	(68,226)
Total	(378,386)	(407,990)	(425,019)

Financial interest income from loans and credits primarily include a non-monetary financial income of $3.8 million resulting from the refinancing of the debt of Cadonal in the second quarter of 2020 (Note 15).

Financial interest income from loans and credits in 2018 primarily included a non-monetary financial income of $36.6 million resulting from the refinancing of the debts of Helios 1&2 and Helioenergy 1&2 in the second quarter of 2018.

Interests from other debts are primarily interests on the notes issued by ATS, ATN, Solaben Luxembourg, Hypesol Solar Inversiones and Atlantica Sustainable Infrastructure Jersey, and interests related to the investment from Liberty (Note 16). The decrease in 2020 is primarily due to the acquisition of Liberty’s equity interest in Solana in August 2020. The decrease in 2019 was primarily due to a lower increase of the amortized cost of the Liberty debt compared to the previous year.

Losses from interest rate derivatives designated as cash flow hedges correspond primarily to transfers from equity to financial expense when the hedged item is impacting the consolidated income statement.

Net exchange differences

Net exchange differences primarily correspond to realized and unrealized exchange gains and losses on transactions in foreign currencies as part of the normal course of the business of the Company.

Other financial income/(expenses), net

The following table sets out Other financial income/(expenses), net for the years 2020, 2019 and 2018:

	For the year ended December 31,
Other financial income/(expenses), net	2020	2019	2018
Other financial income	162,290	14,152	14,431
Other financial losses	(121,415)	(15,305)	(22,666)
Total	40,875	(1,153)	(8,235)

Other financial income in 2020 include a $145 million gain further to the purchase of Liberty´s equity interest in Solana (Note 16). Residual items are primarily interests on deposits and loans, including non-monetary changes to the amortized cost of such loans. In 2019 and 2018, other financial income was primarily interests on deposits and on loans granted to third parties.

Other financial losses include in 2020 a $73 million expense further to the refinancing of the Helios 1&2 debts (Note 15) and a $16 million expense further to the change in the fair value of the conversion option of the Green Exchangeable Notes since July 2020 (Note 14). Residual items are primarily guarantees and letters of credit, other bank fees, non-monetary changes to the fair value of derivatives for which hedge accounting is not applied and of financial instruments recorded at fair value through profit and loss, and other minor financial expenses.